Exhibit 10.28

AMENDMENT TO EXCHANGE AGREEMENTS

This AMENDMENT TO THE EXCHANGE AGREEMENTS is made as of October 22, 2007 (the “Amendment”), by and among CCMP Capital Investors II, L.P. (“CCMP”), CCMP Capital Investors (Cayman) II, L.P. (“Cayman”, and together with CCMP, the “Investors”) and GPS CCMP Acquisition Corp., a Delaware corporation (the “Company,” and together with the Investors, the “Parties”).

RECITALS

WHEREAS, the Parties are party to those certain Exchange Agreements dated as of September 24, 2007 and 25, 2007 (each, an “Exchange Agreement” and collectively, the “Exchange Agreements”); and

WHEREAS, pursuant to the Exchange Agreements, the Investors purchased certain second lien term loans of Generac Power Systems, Inc., an indirect, wholly-owned subsidiary of the Company, in an aggregate principal amount of $24,000,000 (the “Purchased Loans”) and contributed such Purchased Loans to the Company (the “Exchanges”) in exchange for 1,728 shares of Class B Voting Common Stock of the Company, in the aggregate (the “Shares”); and

WHEREAS, in connection with the review of the methodology used to determine the number of Shares to be issued under the terms of the Exchanges for the Purchased Loans, the Parties have determined that there was an error in their initial calculation of the Exchanges. Accordingly, the Parties have agreed that the number of Shares of Class B Voting Common Stock of the Company that should have been issued in connection with the Exchanges are set forth on Exhibit A and Exhibit B hereto and, accordingly, an amount of additional Shares of Class B Voting Common Stock of the Company, as set forth on such exhibits (reduced by the number of Shares of Class B Voting Common Stock of the Company previously issued under the applicable Exchange Agreements), should be issued to the Investors in accordance with their respective transfers.

NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:

1.             Amendments.

1.1           Amendment to Section 4 of the Exchange Agreements.

Section 4 of each Exchange Agreement is hereby amended by adding a new subsection 4(f) to read as follows:

“(f)          The Exchange is intended to qualify as a recapitalization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, and the Parties shall not take any action inconsistent with the treatment of the Exchange as such.”

1.2           Amendment to Exhibit A attached to the Exchange Agreements.

(a)           Exhibit A to the Exchange Agreement dated September 24, 2007 is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

(b)           Exhibit A to the Exchange Agreement dated September 25, 2007 is hereby deleted in its entirety and replaced with Exhibit B attached hereto.

2.             Miscellaneous.

(a)           Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Amendment may be executed by facsimile signature and a facsimile signature shall constitute an original for all purposes.

(b)           Governing Law. This Amendment shall be governed by the laws of the State of New York as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

(c)           No Waiver; Amendments in Writing. No waiver of or consent to any departure from any provision of this Amendment shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Amendment shall be effective unless signed in writing by or on behalf of the Company and each Investor.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.

GPS CCMP ACQUISITION CORP.

By:	/s/ Aaron Jagdfeld
Name: Aaron Jagdfeld
Title: C.F.O.

CCMP CAPITAL INVESTORS (CAYMAN) II, L.P.

By:	CCMP Capital Associates, L.P.,
its General Partner

By:	CCMP Capital Associates GP, LLC,
its General Partner

By:	/s/ Tim Walsh
Name:
Title:

CCMP CAPITAL INVESTORS II, L.P.

By:	CCMP Capital Associates, L.P., its General Partner

By:	CCMP Capital Associates GP, LLC, its General Partner

By:	/s/ Tim Walsh
Name:
Title:

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Exhibit A to Amendment to Exchange Agreements

“EXHIBIT A

Shares to be exchanged for Purchased Loans (9/24/07)

Investor	Value of Purchased Loans Exchanged	Number of Shares Received
CCMP	$17,276,858.59	1,727.685859
Cayman	$2,723,141.41	272.314141

Exhibit B to Amendment to Exchange Agreements

“EXHIBIT A

Shares to be exchanged for Purchased Loans (9/25/07)

Investor	Value of Purchased Loans Exchanged	Number of Shares Received
CCMP	$3,455,371.72	345.537172
Cayman	$544,628.28	54.462828